                      OPPENHEIMER ENTERPRISE FUND
                  Supplement dated May 21, 2007 to the
 Prospectus and Statement of Additional Information dated November 29, 2006

This supplement amends the Prospectus and the Statement of Additional
Information of Oppenheimer Enterprise Fund (the "Fund"), each dated
November 29, 2006, by adding the following:

   The Board of Trustees of the Fund has determined that it is in the best interest of the Fund's shareholders that the Fund reorganize with and into Oppenheimer Capital Appreciation Fund ("Capital
   Appreciation Fund"). The Board unanimously approved an Agreement and Plan of Reorganization to be entered into between the Fund and
   Capital Appreciation Fund, whereby Capital Appreciation Fund will acquire all of the assets of the Fund in exchange for newly-issued shares of Capital Appreciation Fund (the "Reorganization"). If the
   Reorganization takes place, Fund shareholders will receive the same
   Class of shares of Capital Appreciation Fund, with the same 12b-1 fees and sales charges (including contingent deferred sales charges), as the shares of the Fund they held immediately prior to the Reorganization. Following the Reorganization, the Fund will liquidate, dissolve and terminate its registration as an investment company under the Investment Company Act of 1940.

   The Reorganization is conditioned upon, among other things, approval by the Fund's shareholders. If all of the required approvals are obtained, it is anticipated that the Reorganization will occur in December 2007. Shareholders of record, as of a date to be determined by the Board, will be entitled to vote on the
   Reorganization and will receive a combined proxy statement and prospectus describing the Reorganization and the shareholder meeting. The combined proxy statement and prospectus is expected to be distributed to shareholders of record in September 2007. The anticipated date for the shareholder meeting is on or about
   November 30, 2007, and, if approved by the shareholders, the
   Reorganization would take place shortly thereafter.

May 21, 2007                                                PS0885.035
                                                            PX0885.015